UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                 Investment Company Act file number:  811-10577

                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.
                (Exact name of registrant as specified in charter)

               1345 Avenue of the Americas, New York, New York 10105
                (Address of principal executive offices) (Zip code)

                                Mark R. Manley
                       Alliance Capital Management L.P.
                         1345 Avenue of the Americas
                           New York, New York 10105
                    (Name and address of agent for service)

       Registrant's telephone number, including area code:  (800) 221-5672

                  Date of fiscal year end:  October 31, 2005

                  Date of reporting period:   April 30, 2005

ITEM 1.       REPORTS TO STOCKHOLDERS.





[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


Alliance New York Municipal Income Fund

Closed End


April 30, 2005


SEMI-ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

June 20, 2005

SEMI-ANNUAL REPORT

This report provides management's discussion of fund performance for Alliance New York Municipal Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AYN".

INVESTMENT OBJECTIVE AND POLICIES

The Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax and New York State and New York City income tax. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its assets in municipal securities paying interest that is exempt from regular federal, New York State and New York City income tax. In addition, the Fund normally invests at least 75% of its assets in investment grade municipal securities. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 19.

INVESTMENT RESULTS

The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB)Municipal Index, for the six- and 12-month periods ended April 30, 2005. For comparison, returns for the Lipper New York Municipal Debt Funds Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generallysimilar investment objectives tothe Fund, although some may have different investment policies and sales and management fees.

The Fund outperformed its benchmark and its peer group, as represented by the Lipper Average, during both the six- and 12-month periods ended April 30, 2005. The Fund's stronger relative performance versus its benchmark during the 12-month reporting period was largely the result of security selection in the pre-refunded, insured, general obligation and transportation sectors. The Fund's relative exposure to the industrial revenue bond sector also contributed positively to the Fund's performance.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended April 30, 2005, long-term municipal bond yields declined and short-term municipal bond yields increased. Yields moved in a similar manner in the Treasury bond market. The rise in short-term bond yields was in response to the U.S. Federal Reserve increasing the target for the Federal Funds rate by 1.00% through four rate hikes over the period. Inconclusive economic signals and moderate inflation expectations, however, allowed longer-term bond yields to decline. On a pre-tax basis, the municipal market outperformed the taxable bond market for the six-month period ended April 30, 2005. The LB Municipal Index gained 1.93%, versus the LB U.S. Aggregate Index, representing taxable bonds, which returned 0.98% during the same time frame. As of April 30, 2005, 30-year municipal bonds were yielding approximately 97% of comparable maturity Treasury bonds.

Interest rates are still low by historical standards versus inflation and indications of economic growth. As such, the


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   1


Fund's portfolio managers (the "managers") continue to maintain shorter-than-benchmark portfolio durations. The low-rate environment has led to relatively strong demand for lower-rated bonds as investors seek higher income producing bonds. As the yield premium on lower-rated bonds declined, making them more expensive to buy/own versus high quality bonds, the managers sold lower-rated bonds opportunistically. Stronger economic growth has helped boost state and local government tax revenues, improving the creditworthiness of state and local issuers. Holdings in general obligationbonds benefited from this trend.


_______________________________________________________________________________
2   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "AllianceNY." The Fund's NYSE trading symbol is "AYN." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 33.

BENCHMARK DISCLOSURE

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. For both the six- and 12-month periods ended April30, 2005, the Lipper New York Municipal Debt Funds Average consisted of 22 funds. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A WORD ABOUT RISK

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Fund will invest substantially all of its net assets in New York Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting New York municipal bond issuers.

The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE FUND VS. ITS BENCHMARK                      -----------------------------
PERIODS ENDED APRIL 30, 2005                      6 Months        12 Months
  Alliance New York Municipal Income Fund (NAV)     5.03%           14.15%
  LB Municipal Index                                1.93%            6.81%
  Lipper New York Municipal Debt Funds Average      3.96%           10.40%


The Fund's Market Price per share on April 30, 2005 was $14.17. For additional Financial Highlights, please see page 22.


See Historical Performance and Benchmark disclosures on previous page.


_______________________________________________________________________________
4   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


PORTFOLIO SUMMARY
April 30, 2005 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $74.1


BOND QUALITY RATING BREAKDOWN*                [PIE CHART OMITTED]
       44.3%    AAA
       23.4%    AA
       20.0%    A
        3.5%    BBB
        8.8%    BB


* All data are as of April 30, 2005. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that areconsidered to be of equivalent quality to such ratings.


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   5


PORTFOLIO OF INVESTMENTS
April 30, 2005 (unaudited)


                                                    Principal
                                                       Amount
Company                                                 (000)             Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS-157.9%

LONG-TERM MUNICIPAL BONDS-157.9%
Arizona-4.5%
Arizona Hlth Fac Auth Hosp Rev
  (Phoenix Childrens Hosp) Ser 02A
  6.00%, 2/15/32                                    $   3,300      $  3,355,011
                                                                  -------------
California-1.4%
California GO
  Ser 04
  5.00%, 2/01/33                                        1,000         1,031,260
                                                                  -------------
Florida-5.6%
Capital Region CDD
  (South Wood) Ser 01A-2
  6.85%, 5/01/31                                        1,185         1,275,084
Hamal CDD
  Ser 01
  6.65%, 5/01/21                                        1,085         1,145,966
Lee Cnty CDD
  (Miromar Lakes) Ser 00A
  7.25%, 5/01/12                                        1,600         1,701,328
                                                                  -------------
                                                                      4,122,378
                                                                  -------------
New York-134.4%
Erie Cnty IDA
  (City of Buffalo Proj) FSA Ser 03
  5.75%, 5/01/23(a)(b)                                 1,250          1,407,412
  (City of Buffalo Proj) FSA Ser 04
  5.75%, 5/01/23                                         950          1,084,539
Hempstead Hgr Ed
  (Adelphi Univ Civic Fac) Ser 02
  5.50%, 6/01/32                                       1,320          1,412,374
Madison Cnty Hlth Fac
  (Oneida Health Systems) Asset Gty Ser 01
  5.35%, 2/01/31                                       1,500          1,663,755
Nassau Cnty Hlth Fac
  (Nassau Hlth Sys Rev) FSA Ser 99
  5.75%, 8/01/29                                       2,400          2,703,216
New York City Ed Fac
  (Magen David Yeshivah Proj) ACA Ser 02
  5.70%, 6/15/27                                       2,500          2,677,725
New York City GO
  Ser 01B
  5.50%, 12/01/31                                      1,490          1,597,578
  Ser 01B Prerefunded 12/01/11 @ 100
  5.50%, 12/01/31                                      3,510          3,980,726


_______________________________________________________________________________
6   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


Portfolio of Investments  (continued)

                                                    Principal
                                                       Amount
Company                                                 (000)             Value
-------------------------------------------------------------------------------

  Ser 03C
  5.50%, 9/15/19                                    $   1,000      $  1,096,010
  Ser 03I
  5.75%, 3/01/17                                        1,200         1,346,676
  Ser 04
  5.00%, 8/01/21                                        1,000         1,051,300
  Ser 05J
  5.00%, 3/01/24                                        3,000         3,139,710
  Series 04G
  5.00%, 12/01/23                                         780           817,463
New York City Hsg Dev Corp MFHR
  (Rental Hsg) Ser 02A AMT
  5.50%, 11/01/34                                       1,250         1,293,200
New York City Muni Wtr
  Ser 02A
  5.125%, 6/15/34                                       5,000         5,234,650
  Ser 03A
  5.00%, 6/15/27                                        2,000         2,096,340
New York City Spec Fac
  (Brooklyn Navy Yard) Ser 97 AMT
  5.75%, 10/01/36                                       2,000         1,966,280
  (Museum of Modern Art) AMBAC Ser 01D
  5.125%, 7/01/31                                       5,000         5,257,850
New York State
  Tobacco Settlement Bonds AMBAC Ser 03A-1
  5.25%, 6/01/21                                        4,000         4,324,800
New York State Dorm Auth
  (FHA Insd Maimonides) MBIA Ser 04
  5.75%, 8/01/29                                        5,000         5,670,150
  (Jewish Brd Fam & Children) AMBAC Ser 03
  5.00%, 7/01/23                                        1,000         1,061,110
  (Mental Hlth Serv) MBIA Ser 01B
  Prerefunded 8/15/11 @ 100
  5.25%, 8/15/31                                        2,165         2,414,300
  (Mental Hlth Serv) Ser 01B
  5.25%, 8/15/31                                        3,335         3,580,190
New York State Dorm Auth Hlth Fac
  (Willow Towers Proj) GNMA Ser 02
  5.40%, 2/01/34                                        2,500         2,656,775
New York State Hsg Fin Agy MFHR
  (Patchogue Apts) SONYMA Ser 02A AMT
  5.35%, 2/15/29                                        2,090         2,166,724
New York State Metro Trans Auth
  Ser 02A
  5.125%, 11/15/31                                      5,500         5,738,865


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   7


Portfolio of Investments  (continued)

                                                    Principal
                                                       Amount
Company                                                 (000)             Value
-------------------------------------------------------------------------------

New York State SFMR
  (Mtg Rev) Ser 29 AMT
  5.45%, 4/01/31                                    $  11,000      $ 11,215,820
New York State UDC
  (Empire State) Ser 02A
  5.25%, 3/15/32                                        5,000         5,597,550
Niagara Cnty Ed Fac
  (Niagara University Proj) Asset Gty Ser 01A
  5.40%, 11/01/31                                       1,435         1,518,230
Onondaga Cnty IDA Airport Fac
  (Cargo ACQ) Ser 02 AMT
  6.125%, 1/01/32                                       1,000         1,036,680
Suffolk Cnty IDR
  (Nissequogue Cogen) Ser 98 AMT
  5.50%, 1/01/23                                        3,740         3,684,611
Triborough Bridge & Tunnel Auth
  Ser 02A
  5.00%, 1/01/32                                        5,000         5,174,150
  5.125%, 1/01/31                                       2,500         2,606,425
Yonkers IDA Health Fac
  (Malotz Pavilion Proj) MBIA Ser 99
  5.65%, 2/01/39                                        1,200         1,282,764
                                                                  -------------
                                                                     99,555,948
                                                                  -------------
Ohio-0.4%
Port Auth of Columbiana Cnty SWR
  (Apex Environmental Llc) Ser 04A AMT
  7.125%, 8/01/25                                         300           303,603
                                                                  -------------
Puerto Rico-11.6%
Puerto Rico Elec Power Auth Rev
  XLCA Ser 02-2
  5.25%, 7/01/31                                        3,050         3,282,410
Puerto Rico Hsg Fin Corp SFMR
  (Mtg Rev) GNMA Ser 01C AMT
  5.30%, 12/01/28                                       1,820         1,852,996
Puerto Rico Hwy & Trans Auth
  Ser 02D
  5.375%, 7/01/36                                       3,250         3,477,565
                                                                  -------------
                                                                      8,612,971
                                                                  -------------
TOTAL INVESTMENTS-157.9%
  (cost $109,912,546)                                               116,981,171
Other assets less liabilities-2.8%                                    2,106,814
Preferred Stock, at redemption value -(60.7%)                      (45,000,000)
                                                                  -------------
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS-100%(c)                                        $ 74,087,985
                                                                  =============


_______________________________________________________________________________
8   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


Portfolio of Investments  (continued)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                Rate Type
                                          ---------------------
                                          Payments    Payments
                  Notional                 made by    received     Unrealized
       Swap        Amount  Termination       the        by the    Appreciation/
   Counterparty    (000)      Date        Portfolio   Portfolio  (Depreciation)
-------------------------------------------------------------------------------
  Goldman Sachs   $ 6,100   02/03/06      76.48% of      BMA*      $ (3,738)
                                       1 Month LIBOR+
  Merrill Lynch     6,100   02/03/06        BMA*      85.10% of      18,734
                                                     1 Month LIBOR+
  Merrill Lynch++   2,500   11/01/19       3.90          BMA*       (29,688)
  JP Morgan+++      1,000   11/05/24       4.15          BMA*       (25,687)


*   BMA (Bond Market Association)

+   LIBOR (London Interbank Offered Rate)

++ Represents a forward interest rate swap whose effective date for the exchange of cash flows is May 1, 2005.

+++ Represents a forward interest rate swap whose effective date for the exchange of cash flows is May 5, 2005.


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                      Value at
            Number of  Expiration      Original       April 30,    Unrealized
 Type       Contracts    Month          Value           2005     (Depreciation)
-------------------------------------------------------------------------------
U.S. T-Note
  10 Yr Future   23    June 2005     $ 2,539,437     $ 2,562,703     $ (23,266)
Swap 10 Yr
  Future         18    June 2005       1,975,433       1,988,438       (13,005)
                                                                     ----------
                                                                     $ (36,271)
                                                                     ----------


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   9


(a) Positions, or portions thereof, with a market value of $174,519 have been segregated to collateralize margin requirements for open futures contracts.

(b) Represents entire or partial position as collateral for interest rate swaps.

(c) Portfolio percentages are calculated based on net assets applicable to common shareholders.


Glossary of Terms:

ACA    - American Capital Access Financial Guaranty Corporation
AMBAC  - American Municipal Bond Assurance Corporation
AMT    - Alternative Minimum Tax- (subject to)
CDD    - Community Development District
FHA    - Federal Housing Administration
FSA    - Financial Security Assurance, Inc.
GNMA   - Government National Mortgage Association
GO     - General Obligation
IDA    - Industrial Development Authority
IDR    - Industrial Development Revenue
MBIA   - Municipal Bond Investors Assurance
MFHR   - Multi-Family Housing Revenue
SFMR   - Single Family Mortgage Revenue
SONYMA - State of New York Mortgage Agency
SWR    - Solid Waste Revenue
UDC    - Urban Development Corporation
XLCA   - XL Capital Assurance

See notes to financial statements.


_______________________________________________________________________________
10   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
April 30, 2005 (unaudited)


ASSETS
Investments in securities, at value (cost $109,912,546)           $ 116,981,171
Cash                                                                    465,149
Interest receivable                                                   1,774,978
Prepaid expenses                                                         35,343
Receivable for investment securities sold                                25,000
Unrealized appreciation of swap agreements                               18,734
Receivable for variation margin on futures contracts                     11,938
                                                                  -------------
Total assets                                                        119,312,313
                                                                  -------------
LIABILITIES
Unrealized depreciation of swap agreements                               59,113
Dividends payable-preferred shares                                       51,990
Advisory fee payable                                                     35,119
Transfer Agent fee payable                                                1,300
Accrued expenses and other liabilities                                   76,806
                                                                  -------------
Total liabilities                                                       224,328
                                                                  -------------
PREFERRED STOCK, AT REDEMPTION VALUE
  $.001 par value per share; 1,800 shares
  Auction Preferred Stock authorized, issued and
  outstanding at $25,000 per share liquidation
  preference                                                         45,000,000
                                                                  -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      $  74,087,985
                                                                  =============
COMPOSITION OF NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Common stock, $.001 par value per share;
  1,999,998,200 shares authorized,
  4,826,667 shares issued and outstanding                         $       4,827
Additional paid-in capital                                           68,332,063
Undistributed net investment income                                     164,894
Accumulated net realized loss on investment transactions            (1,405,788)
Net unrealized appreciation of investments                            6,991,989
                                                                  -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      $  74,087,985
                                                                  =============
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
  (based on 4,826,667 common shares outstanding)                        $ 15.35
                                                                        =======


See notes to financial statements.


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   11


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2005 (unaudited)


INVESTMENT INCOME
Interest                                                           $  2,955,181
EXPENSES
Advisory fee                                      $    383,037
Auction Preferred Stock-auction
  agent's fees                                          56,784
Audit                                                   41,420
Custodian                                               35,086
Legal                                                   18,486
Directors' fees and expenses                            15,763
Printing                                                15,174
Transfer agency                                         12,922
Registration fees                                       11,834
Miscellaneous                                           12,328
                                                  ------------
Total expenses                                         602,834
Less: expenses waived by the Adviser
  (see Note B)                                        (176,786)
                                                  ------------
Net expenses                                                            426,048
                                                                  -------------
Net investment income                                                 2,529,133
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                               193,182
  Futures                                                              (64,916)
  Swaps                                                                   5,375
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                         1,144,984
  Futures                                                                88,866
  Swaps                                                                 (50,442)
                                                                  -------------
Net gain on investment transactions                                   1,317,049
                                                                  -------------
DIVIDENDS TO AUCTION PREFERRED
SHAREHOLDERS FROM
Net investment income                                                  (410,710)
                                                                  -------------
NET INCREASE IN NET ASSETS APPLICABLE
  TO COMMON SHAREHOLDERS RESULTING
  FROM OPERATIONS                                                  $  3,435,472
                                                                  =============


See notes to financial statements.


_______________________________________________________________________________
12   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS


                                                   Six Months
                                                      Ended        Year Ended
                                                 April 30, 2005    October 31,
                                                   (unaudited)         2004
                                                  ------------    -------------
INCREASE (DECREASE) IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS
Net investment income                             $  2,529,133     $  5,040,088
Net realized gain (loss) on investment
  transactions                                         133,641         (145,751)
Net change in unrealized
  appreciation/depreciation
  of investments                                     1,183,408        3,576,748
DIVIDENDS TO AUCTION PREFERRED
SHAREHOLDERS FROM
Net investment income                                 (410,710)        (653,835)
                                                  ------------    -------------
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                                    3,435,472        7,817,250
DIVIDENDS TO COMMON
SHAREHOLDERS FROM
Net investment income                               (2,215,440)      (4,430,879)
                                                  ------------    -------------
Total increase                                       1,220,032        3,386,371
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Beginning of period                                 72,867,953       69,481,582
                                                  ------------    -------------
End of period (including undistributed
  net investment income of $164,894
  and $261,911, respectively)                     $ 74,087,985     $ 72,867,953
                                                  ============    =============


See notes to financial statements.


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   13


NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (unaudited)

NOTE A
SIGNIFICANT ACCOUNTING POLICIES
Alliance New York Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security;


_______________________________________________________________________________
14   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


Notes to Financial Statements  (continued)

and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extentthesedifferences are permanent, suchamounts are reclassified within thecapital accounts based on their federal tax basis treatment;
temporarydifferences do not require such reclassification.

NOTE B
ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferrred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5full years of the Fund's operations, 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   15


Notes to Financial Statements  (continued)

7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the six months ended April 30, 2005, the amount of such fees waived was $176,786.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relateing to servicing phone inquiries for the Fund. During the six months ended April 30, 2005, there was no reimbursement paid to AGIS.

NOTE C
INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2005, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $   8,679,346    $   7,218,640
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap and futures transactions) are as follows:

Gross unrealized appreciation                                     $   7,113,909
Gross unrealized depreciation                                           (45,284)
                                                                  -------------
Net unrealized appreciation                                       $   7,068,625
                                                                  =============

1. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of thecontract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swapcontract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments


_______________________________________________________________________________
16   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


Notes to Financial Statements  (continued)

on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of thefutures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D
COMMONSTOCK

The Fund has 1,999,998,200 shares of $.001par value common stock authorized. There are 4,826,667 shares of common stock outstanding at April 30, 2005.

NOTE E
PREFERRED STOCK

The Fund has authorized, issued and outstanding 1,800 shares of Auction Preferred Stock, consisting of 900 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for the SeriesT. The dividend rate on the Series M is 2.76% effective through May 9, 2005. The dividend rate on the Series T is 2.195% effective through December 13, 2005.


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   17


Notes to Financial Statements  (continued)

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
DISTRIBUTIONS TO COMMON SHAREHOLDERS

The tax character of distributions to be paid to common shareholders for the year ending October 31, 2005 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

                                                  2004             2003
                                             =============    =============
Distributions paid from:
  Ordinary income                            $      22,069    $      17,111
  Tax exempt income                              4,408,810        4,044,520
                                             -------------    -------------
Total distributions paid                     $   4,430,879    $   4,061,631
                                             =============    =============

As of October 31,2004, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income                               $     272,286
Accumulated capital and other losses                             (1,664,566)(a)
Unrealized appreciation/(depreciation)                            5,933,704(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $   4,541,424(c)
                                                              -------------

(a) On October 31, 2004, the Fund had a net capital loss carryforward of $1,664,566, of which $103,953 expires in the year 2010, $1,289,838 expires in the year 2011 and $270,775 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income and the realization for tax purposes of gain/losses on certain derivative instruments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


_______________________________________________________________________________
18   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


Notes to Financial Statements  (continued)

NOTE G
RISKS INVOLVED IN INVESTING IN THE FUND

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk--The Fund invests primarily in securities issued by the State of New York and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain avariety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to

_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   19


Notes to Financial Statements  (continued)

above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such com-


_______________________________________________________________________________
20   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


Notes to Financial Statements  (continued)

pensation. The SEC indicated publicly that, among other things, it was considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC issued subpoenas to the Adviser, and the NASD issued requests for information in connection with this matter and the Adviser provided documents and other information to the SEC and NASD and cooperated fully with the investigations. On June 8, 2005 the NASD announced that it had reached a settlement with AllianceBernstein Investment Research and Management, Inc., a wholly owned subsidiary of the Adviser and the distributor of the open-end mutual funds sponsored by the Adviser, in connection with this matter. Management of the Adviser expects that the settlement has resolved both regulatory inquires described above.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   21


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                              Six Months
                                                Ended          Year Ended          January 29,
                                               April 30,       October 31,         2002(b) to
                                                 2005     --------------------     October 31,
                                             (unaudited)  2004(a)        2003         2002
                                             -------------------------------------------------
Net asset value, beginning of period         $ 15.10      $ 14.40      $ 14.67      $ 14.33
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                      .52         1.04         1.07          .69
Net realized and unrealized gain (loss) on
  investment transactions                        .28          .71         (.33)         .50
Dividends to preferred shareholders from
  Net investment income (common stock
  equivalent basis)                             (.09)        (.14)        (.16)        (.08)
Net increase in net asset value from
  operations                                     .71         1.61          .58         1.11
LESS: DIVIDENDS TO COMMON
  SHAREHOLDERS FROM
  Net investment income                         (.46)        (.91)        (.84)        (.61)
Common stock offering costs                       -0-          -0-          -0-        (.03)
Preferred stock offering costs and
  sales load                                      -0-          -0-        (.01)        (.13)
  Net asset value, end of period             $ 15.35      $ 15.10      $ 14.40      $ 14.67
  Market value, end of period                $ 14.17      $ 13.82      $ 13.23      $ 13.63
Discount                                       (7.69)%      (8.48)%      (8.13)%      (7.09)%
TOTAL RETURN
Total investment return based on:(e)
  Market value                                   .94%       12.14%        3.25%       (5.08)%
  Net asset value                               5.03%       11.71%        4.41%        6.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                            $74,088      $72,868      $69,482      $70,811
Preferred Stock, at redemption value
  ($25,000 per share liquidation
  preference) (000's omitted)                $45,000      $45,000      $45,000      $45,000
Ratios to average net assets applicable to
  common shareholders of:
  Expenses, net of fee waivers(f)               1.17%(g)     1.21%        1.26%        1.13(g)
  Expenses, before fee waivers(f)               1.65%(g)     1.70%        1.76%        1.58%(g)
  Net investment income, before preferred
    stock dividends(d)(f)                       6.93%(g)     7.12%        7.33%        6.29%(g)
  Preferred stock dividends                     1.13%(g)      .92%        1.09%         .70%(g)
  Net investment income, net of preferred
    stock dividends(d)                          5.80%(g)     6.19%        6.24%        5.59%(g)
Portfolio turnover rate                            6%          15%          22%          10%
Asset coverage ratio                             265%         262%         254%         257%



See footnote summary on page 23.


_______________________________________________________________________________
22   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


Financial Highlights  (continued)

(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was 0.00%.

(b) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(c)  Based on average shares outstanding.

(d)  Net of fees waived by the Adviser.

(e) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested atprices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase inthe premium of the market value to the net asset value from the beginning to the end ofthe period. Total investment return calculated for a period of less than one year is not annualized.

(f) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(g)  Annualized.


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   23


SUPPLEMENTAL PROXY INFORMATION
(unaudited)


The Special Meeting of Shareholders of Alliance New York Municipal Income Fund, Inc. was held on March 24, 2005. A description of the proposal and number of shares voted at the meeting are as follows:

                                                     VOTED FOR       WITHHELD
-------------------------------------------------------------------------------
1.Election of Directors     Class One Nominee
                            (term expires 2007):
                            Director Nominee
                            Michael J. Downey        4,551,080        59,088

                            Class Two Nominees
                            (terms expire 2008):
                            Director Nominee
                            William H. Foulk Jr.     4,556,546        53,622
                            David H.Dievler          4,554,746        55,422


_______________________________________________________________________________
24   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J.Downey(1)
Dr. James M. Hester(1)


OFFICERS

Robert B. Davidson, III, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President
Jeffrey L.Phlegar, Senior Vice President
David M. Dowden(2), Vice President
Terrance T. Hults(2), Vice President
William F.Oliver, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Preferred Stock:
Dividend Paying Agent, Transfer
Agent and Registrar

The Bank of New York
100 Church Street
New York, NY 10286


Independent Registered Public
Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


Common Stock:
Dividend Paying Agent, Transfer
Agent and Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) Messrs.Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance New York Municipal Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   25


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AGREEMENT

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on February 7-10, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

  1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

  2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

  3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

  5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;


_______________________________________________________________________________
26   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


   8.  portfolio turnover rates for the Fund;

   9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

  10. the Adviser's representation that it does not advise other clients with similar investment objectives and strategies;

  11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

  12.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such ser-

_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   27


vices provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that a provision in the Advisory Agreement for the Fund provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. The directors noted that no reimbursements had been made to date by the Fund to the Adviser as no requests for such reimbursements had been made in light of the expense cap for the Fund. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis for most of the open-end AllianceBernstein funds and result in a higher rate of total compensation from the funds to the Adviser than the stated fee rates in the funds' advisory agreements.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting many of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2003 and for the period from January 28, 2002 (inception) to December 31, 2002. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally


_______________________________________________________________________________
28   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. While the Fund does not normally engage in brokerage transactions, the Adviser may benefit from soft dollar arrangements when the Fund purchases securities in fixed price underwritings. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in 2004 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's subsidiary did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for



_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   29


the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information showing performance of the Fund compared to other funds in the Lipper New York Municipal Debt Average for periods ending December 31, 2004 and compared to the Lehman Brothers Municipal Bond Index. The directors noted that the Fund had performed significantly above the Lipper medians in the 1-month, 3-month and 1-year periods and at the Lipper median in the since-inception period (January 2002 inception). Based on their review, the directors concluded that the Fund's relative investment performance over time had been satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). As a result of that settlement, the Adviser's fees (i) for managing open-end high income funds are ..50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) for managing open-end low risk income funds are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion.

At their December 14-16, 2004 meetings, the directors requested a reduction in the advisory fees of the Fund to the fee levels charged to comparable open-end funds managed by the Adviser and deferred renewal of the Fund's Advisory Agreement pending receipt and consideration of proposals by the Adviser. At the February 7-10, 2005 meetings the directors considered the Adviser's position that no fee adjustments were warranted.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant Lipper category. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


_______________________________________________________________________________
30   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


The information reviewed by the directors showed that the Fund's at current size contractual effective fee rate of 65 basis points was slightly above the Lipper average and the same as the Lipper median. The directors also noted that the Fund's expense ratio was somewhat above the Lipper median. The directors further noted that the Fund's expense ratio was affected by its relatively small size (approximately $118 million) and were satisfied that the Fund's expense ratio was acceptable in light of the Fund's relatively small size.

ECONOMIES OF SCALE

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors also noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   31


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund will merge into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________
32   ALLIANCE NEW YORK MUNICIPAL INCOME FUND


SUMMARY OF GENERAL INFORMATION


SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of TheWall Street Journal under the abbreviation "AllianceNY." The Fund's NYSEtrading symbol is "AYN." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in TheWall Street Journal, each Sunday in TheNew York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you wouldlike a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


_______________________________________________________________________________
ALLIANCE NEW YORK MUNICIPAL INCOME FUND   33


ALLIANCE NEW YORK MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management




NYMSR0405




ITEM 2.       CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.           DESCRIPTION OF EXHIBIT
      11 (b) (1)            Certification of Principal Executive Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley
                            Act of 2002

      11 (b) (2)            Certification of Principal Financial Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley
                            Act of 2002

      11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance New York Municipal Income Fund, Inc.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:    June 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:    June 29, 2005

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    June 29, 2005